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                                                                    EXHIBIT 10.2

                                    AMENDMENT

This AMENDMENT dated as of January 1, 1996 is entered into between Statia Terminals N.V., a corporation duly incorporated int he Netherlands Antilles with of offices at St. Eustatius, Netherlands Antilles (hereinafter referred to as the "Terminal Company" for purposes of the STORAGE AND THROUGHPUT AGREEMENT, and "Statia" for purposes of the MARINE FUEL AGREEMENT), and **********, a corporation duly incorporated in ********** with offices at ********** (hereinafter referred to as the "User" for purposes of the STORAGE AND THROUGHPUT AGREEMENT, and ********** for purposes of the MARINE FUEL AGREEMENT). The STORAGE AND THROUGHPUT AGREEMENT and the MARINE FUEL AGREEMENT are collectively referred to as the "Agreements".

In consideration of the parties wish to amend the Agreements, the parties agree as follows:

The following changes shall be made to the STORAGE AND THROUGHPUT AGREEMENT:

The first paragraph of Article 2.2 shall be amended to read as follows:

         The Terminal Company shall make available to the User for User's use in accordance with the terms and provisions of this Agreement and the Terminal Regulations ********** (the "Segregated Storage"). Each tank shall be capable of storing Commodities and shall be interconnected with adequate piping and capable of loading User's vessels through the in-line blending system.

A new Article 2.2.1 shall be added to the Agreement to read as follows:

* Asterisks indicate redacted language that has been granted confidential treatment pursuant to Section 552(b)(4) of the Freedom of Information Act. 5 U.S.C. ss. 552(b)(4) (1996); See 17 C.F.R. ss. 200.80(b)(4)
         (1996).

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                                                                    EXHIBIT 10.2
                                                                          Page 2

2.2.1 Flexibility to handle temporary overflows. Additional storage capacity of up to ********** shall be provided for no more than **********, at no additional charges, to the User in order to handle potential overflows resulting from scheduling. In cases when additional flexibility is required, either for storage capacity and/or extended period, it shall be subject to the mutual agreement of the Parties, in writing, on a case-by-case basis.

Articles 4.1, 5.1.1, and 5.2.1 shall each be amended to read as follows:

4.1      Term. The term of this Agreement shall commence on January 1, 1996 and,

         subject to the provisions of Article VI of this Agreement, shall end at midnight on December 31, 1996.

5.1.1. Monthly Charge. The User shall pay a Monthly charge consisting of ********** per month for the Segregated Storage.

5.2.1. Excess Throughput. In the event that the total number of inbound Barrels of Commodities handled pursuant to the Marine Fuel Agreement, as amended, exceeds **********, an Excess Throughput Fee of ********** shall apply.

         The following changes shall be made to the MARINE FUEL AGREEMENT:

         Sections 1,2,5,7, and 8 shall be amended to read as follows:

1. Term of Agreement. Subject to the provisions of Section 10 hereof, this Agreement shall commence on January 1, 1996 (the "Term") and shall end at midnight on December 31, 1996.

         If either Party hereto is interested in extending this Agreement, such Party shall so notify the other Party in writing no less than forty five (45) days in advance of the date of termination hereof; in such case, the Parties shall consult promptly with each other to consider the possibility of extending this Agreement.

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                                                                    EXHIBIT 10.2
                                                                          Page 3

2.       ********** Responsibility.

         a. ********** will supply to Statia, at Statia's Facility and into * Segregated Storage, a ********** (the "Commodity" or "Commodities") as may be agreed to between ********** and Statia in accordance with his Agreement to support certain marketing activities performed by Statia as later described under Section 4 of this Agreement.

                  The Commodities shall comply with the specifications set forth in Attachment A hereto. In the event the Commodities do not comply with said specifications, the Parties shall mutually determine the conditions for disposal of said Commodities.

         b. ********** shall, at its sole expense, be responsible for arranging any inspection services or laboratory testing which may be performed in connection with the delivery of the Commodities to Statia as provided for under Section 2.a above.

5.       Purchase Price and Payment Terms.

         a. For the purchase of Commodities may by Statia from ********** under this Agreement, Statia shall may ********** the "Purchase Price", within thirty (30) days from the date of actual delivery of the transfer of title of the Commodities from ********** to Statia. Said Purchase Price shall be equal to **********.

7.       **********.

         For the calculation of the ********** Price of the Commodities sold by ********** to Statia under this Agreement, the Parties have established the following **********:

                  **********

8.       Procedures.

         The following procedures shall apply to all sales of Commodities:

         a. At the end of each month, Statia shall forward to ********** the Bunker Fuel Purchase Orders (BFPO's) of all actual deliveries during that month,

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                                                                    EXHIBIT 10.2
                                                                          Page 4

                  based on the composition and quantities of the Bunker Commodities actually delivered and the price to be paid by the Statia Customer for such sale.

         b. Upon receipt of the BFPO's report for each month ********** shall issue an invoice to Statia (the "Invoice"), setting forth the amounts payable by Statia to ********** which amounts shall be calculated in accordance to the provisions of
                  Section 5.a hereof.

         c. At the end of the term of the Agreement, the inventory as reflected on Statia's records will be confirmed by a physical inventory (the "Inventory Confirmation"), and, if necessary, an appropriate adjustment will be made. The Inventory Confirmation shall be based on a report made by an independent inspection company, which report shall be obtained at Statia's sole expense. In the event of an Advance Termination as provided for under Section 10.a hereto, the Inventory Confirmation will be made within thirty (30) days after such termination.

                  Notwithstanding the above, ********** shall have the right to request from Statia information regarding inventories of the Commodities.

                  It is expressly understood between the parties that this Agreement, regulates the sale of Commodities by ********** to Statia, therefore, ********** assumes no obligations or liabilities whatsoever with respect to the sale of the Bunker

                  Commodities made by Statia to the Statia Customers. Any rights and obligations arising from said sales are entirely independent from and, except as specifically established under
                  Section 5.b hereof, shall not be affected by any sales of Commodities as Bunker Commodities which may be made by Statia to Statia Customers after having acquired title to the Commodities from **********.

Attachments B, D, E, and F shall be deleted from the Marine Fuel Agreement.

All other terms and conditions of the Agreements shall remain in Full force and effect.

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                                                                    EXHIBIT 10.2
                                                                          Page 5

IN WITNESS WHEREOF, this Amendment has been executed in duplicate originals, as of the day first herein specified.

STATIA TERMINALS N.V.                                **********

By:
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Title:
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